Fourth Quarter 2007 Earnings Conference Call January 24, 2008 Sunoco Logistics Partners L.P. Exhibit 99.2

You should review this slide presentation in conjunction with the third quarter 2007 earnings conference call for Sunoco Logistics Partners L.P., held on January 24 at 9:30 a.m. EDT. You may listen to the audio portion of the conference call on our website at www.sunocologistics.com or by dialing (USA toll-free) 1-877-297-3442. International callers should dial 1-706-643-1335. Please enter Conference ID #30560781.

Audio replays of the conference call will be available for two weeks after the conference call beginning approximately two hours following the completion of the call. To access the replay, dial 1-800-642-1687. International callers should dial 1-706-645-9291. Please enter Conference ID #30560781.

During the call, those statements we make that are not historical facts are forward-looking statements. Although we believe the assumptions underlying these statements are reasonable, investors are cautioned that such forward-looking statements involve risks that may affect our business prospects and performance, causing actual results to differ from those discussed during the conference call. Such risks and uncertainties include, among other things: our ability to successfully consummate announced acquisitions and organic growth projects and integrate them into existing business operations; the ability of announced acquisitions to be cash-flow accretive; increased competition; changes in the demand both for crude oil that we buy and sell, as well as for crude oil and refined products that we store and distribute; the loss of a major customer; changes in our tariff rates; changes in throughput of third-party pipelines that connect to our pipelines and terminals; changes in operating conditions and costs; changes in the level of environmental remediation spending; potential equipment malfunction; potential labor relations problems; the legislative or regulatory environment; plant construction/repair delays; and political and economic conditions, including the impact of potential terrorist acts and international hostilities.

These and other applicable risks and uncertainties are described more fully in our Form 10-Q, filed with the Securities and Exchange Commission on October 31, 2007. We undertake no obligation to update publicly any forward-looking statements whether as a result of new information or future events.

Forward-Looking Statement 2

Q4 2007 Assessment
Earnings for the year 2007 were at a record $120.9 million which was an increase of 34% over 2006.
Quarterly net income in the fourth quarter 2007 of $35.8 million as compared to $27.9 million in the prior year’s quarter
Earnings per L.P. unit were $0.94 per L.P. unit compared to $0.80 per L.P. unit in the prior year’s quarter
Increased total distribution to $0.87 ($3.48 annualized) per unit, a
7.1 percent increase over the prior year’s distribution
– Represents the eighteenth distribution increase in the past nineteen quarters.

Q4 2007 Financial Highlights
($ in millions, unaudited)

(3.0)
$      90.3
(3.4)
$     120.9
(0.5)
$      27.9
(0.9)
$      35.8
Capitalized Interest
Net Income
118.2
30.9
156.2
38.7
36.0
8.6
44.6
9.7
Operating income
Interest cost and debt expense, net
5,644.0
36.7
55.7
5,736.4
7,156.1
37.3
56.2
7,249.6
1,427.7
9.4
13.8
1,450.9
2,200.8
9.5
13.8
2,224.1
Cost of products sold and operating expenses
Depreciation and amortization
Selling, general and administrative expenses
Total costs and expenses
5,854.6 7,405.8 1,486.9 2,268.7 Total revenues
$ 5,837.3
17.3
$ 7,377.4
28.4
$  1,481.1
5.8
$ 2,261.4
7.3
Sales and other operating revenue
Other income
2006 2007 2006 2007
Twelve Months Ended
December 31,
Three Months Ended
December 31,

Q4 2007 Financial Highlights

(amounts in millions, except unit and per unit amounts, unaudited)
$    2.85 $    3.37 $     0.80 $     0.94
Diluted
$    79.2 $    96.7 $     23.0 $     27.0
Limited Partners’ interest in Net Income
27,738 28,729 28,677 28,750
Diluted
27,609 28,581 28,536 28,586
Basic
Weighted average Limited Partners’ units
outstanding (in thousands):
$    2.87 $    3.38 $     0.81 $     0.94
Basic
Net Income per Limited Partner unit:
$    90.3
(11.1)
$   120.9
(24.2)
$     27.9
(4.9)
$     35.8
(8.8)
Net Income
Less: General Partner’s interest
Calculation of Limited Partners’ interest:
2006 2007 2006 2007
Twelve Months Ended
December 31,
Three Months Ended
December 31,

Eastern Pipeline System
(amounts in millions, unless otherwise noted, unaudited)

61.8
0.469
66.2
0.466
68.4
0.500
Total shipments (mm barrel miles per day)
(2)
Revenue per barrel mile (cents)
Operating Highlights
(1)
45.5
9.6
17.5
$    44.2
52.3
9.2
20.4
$  49.4
13.3
2.1
4.5
$11.4
13.2
2.4
5.2
$     14.2
Operating expenses
Depreciation and amortization
Selling, general and administrative expenses
Operating income
$    105.6
11.2
116.8
$ 117.4
13.9
131.3
$    28.4
2.9
31.3
$    31.5
3.5
35.0
Sales and other operating revenue
Other income
Total revenues
Financial Highlights
2006 2007 2006 2007
Twelve Months Ended
December 31,
Three Months Ended
December 31,
(1) Excludes amounts attributable to equity ownership interests in the corporate joint ventures.
(2) Represents total average daily pipeline throughput multiplied by the number of miles of pipeline through which each barrel has been shipped.
65.7
0.489

Terminal Facilities
(amounts in millions, unless otherwise noted, unaudited)

391.7
461.9
687.8
433.8
507.3
695.9
399.8
428.8
685.6
437.1
466.3
725.1
Terminal throughput (000’s bpd)
Refined product terminals
(2)
Nederland terminal
Refinery terminals
(1)
Operating Highlights
$    39.1 $    52.7 $   10.2 $    12.3 Operating income
53.4
15.4
15.4
57.5
15.3
16.1
13.9
4.0
4.0
17.4
4.0
3.9
Operating expenses
Depreciation and amortization
Selling, general and administrative expenses
$   123.3 $  141.6 $    32.1 $    37.6 Total revenues
Financial Highlights
2006 2007 2006 2007
Twelve Months
Ended
December 31,
Three Months
Ended
December 31,
(1) Consists of the Partnership’s Fort Mifflin Terminal Complex, the Marcus Hook Tank Farm and the Eagle Point Dock.
(2) Includes results from the Partnership’s purchase of a 50% interest in a refined products terminal in Syracuse, New York from the acquisition date.

Lease Acquisition Financial Results

Q1 Q2 Q3 Q4 Total
2003
2.5 1.3 1.1 (0.1) 4.8
2004
(0.1) 2.5 0.5 1.9 4.8
2005
(1.4) 1.3 1.0 0.1 0.8
2006
2.2 5.5 (2.6) 5.8 10.9
2007
0.4 0.6 5.8 2.0* 8.8
Operating Income ($ in millions, unaudited)
Lease Acquisition is expected to generate $6-7 mm/year in any market structure.
* This includes a $3 mm loss on movements on one of our 100% owned pipelines.

Western Pipeline System

(1) Excludes amounts attributable to equity ownership interests in the corporate joint venture.
(2) Represents total segment sales and other operating revenue minus cost of products sold and operating expenses and depreciation and amortization divided by crude oil pipeline throughput.
526.0
191.6
26.8
527.5
178.0
30.8
532.6
190.9
34.3
512.2
169.5
40.2
Crude oil pipeline throughput (000’s bpd)
Crude oil purchases at wellhead (000’s bpd)
Gross margin per barrel of pipeline throughput (cents)
Operating Highlights
$     34.8 $     54.1 $       14.3       $      18.1 Operating income
22.8 19.8 5.2 4.7 Selling, general and administrative expenses
11.7 12.8 3.3 3.1 Depreciation and amortization
5,545.1 7,046.3 1,400.6 2,170.2 Cost of products sold and operating expenses
5,614.4 7,133.0 1,423.4 2,196.1 Total revenues
$5,608.3
6.1
$7,118.5
14.5
$  1,420.6
2.8
$ 2,192.3
3.8
Sales and other operating revenue
Other income
Financial Highlights
2006 2007 2006 2007
Twelve Months Ended
December 31,
Three Months Ended
December 31,
(amounts in millions, unless otherwise noted, unaudited)
(3) Includes results from the Partnership’s purchases of an undivided joint interest in the Mesa Pipe Line system, the Corsicana to Wichita Falls, Texas pipeline system, the Amdel pipeline system and the Millennium and Kilgore pipeline system from acquisition dates.
(1)(3)
(2)

Q4 2007 Financial Highlights

($ in millions, unaudited)
582.9 591.0 Total Partners’ Capital
491.9 515.1 Total debt
$    9.4 $            2.0 Cash and cash equivalents
Balance Sheet Data (at period end):
December 31,
2006
December 31,
2007
$            239.0 $         119.7 $                34.0 $            32.5 Total
209.1 94.7 21.0 22.1 Expansion capital expenditures
$               29.9 $           25.0 $                13.0 $               10.4 Maintenance capital expenditures
Capital Expenditure Data:
2006 2007 2006 2007
Twelve Months Ended
December 31,
Three Months Ended
December 31,